Supplement dated April 3, 2020 to your variable annuity Prospectus dated May 1, 2019 for the variable annuity contracts issued by Pacific Life & Annuity Company

The purpose of this supplement is to announce a fund reorganization. This supplement must be preceded or accompanied by the Prospectus for your Contract, as supplemented (the “Prospectus”). All information in your Prospectus dated May 1, 2019, remains in effect unless otherwise supplemented. Capitalized terms used in this supplement are defined in your Contract Prospectus unless otherwise defined herein.  “We,” “us,” or “our” refer to Pacific Life & Annuity Company; “you” or “your” refer to the Contract Owner. You can obtain a copy of the current Prospectus by contacting us at (800) 748-6907, or online at www.PacificLife.com. Please retain it for future reference.

PIMCO All Asset All Authority Portfolio transfer to the PIMCO All Asset Portfolio

The Board of Trustees of the PIMCO Variable Insurance Trust approved a plan of reorganization and transfer of the PIMCO All Asset All Authority Portfolio (Advisor Class) into the PIMCO All Asset Portfolio (Advisor Class). The transfer will occur on or about June 1, 2020 (the “Transfer Date”). This is only a transaction involving the PIMCO portfolios referenced above and is not a reorganization of your variable annuity Contract.

For forty five (45) calendar days before the Transfer Date, if you have Contract Value allocated to the Subaccount investing in the PIMCO All Asset All Authority Portfolio, you may make a one-time transfer of all or a portion of such Contract Value to any other available Subaccount without the transfer counting toward the 25 transfers permitted each calendar year and without incurring any transfer fees or other charges. All other transfers are subject to limitations as described in your Contract Prospectus.

On the Transfer Date, any Contract Value that remains allocated to the PIMCO All Asset All Authority Portfolio Subaccount after the close of business will be transferred to the Subaccount corresponding to the PIMCO All Asset Portfolio. Such transfers will be based on the applicable Subaccount unit values, and the relative net asset values of the PIMCO All Asset All Authority Portfolio and the PIMCO All Asset Portfolio as of the close of business on the Transfer Date. You will not incur any tax liability because of the transfer and your Contract Value immediately before the transfer will be equal to Contract Value immediately after the transfer. The transfer transactions will not be treated as transfers that count toward the number of transfers that may be made in a given calendar year.

After the Transfer Date, the PIMCO All Asset All Authority Portfolio Subaccount will no longer exist and, unless you instruct us otherwise, any outstanding instruction you have on file with us that designates the PIMCO All Asset All Authority Portfolio Subaccount will be deemed an instruction for the PIMCO All Asset Portfolio Subaccount. This includes, but is not limited to, instructions for Purchase Payment allocations, partial withdrawals and transfer instructions (including instructions under any systematic transfer option). During the sixty (60) calendar day period after the Transfer Date (the “free transfer period”), you may make a one-time transfer out of the PIMCO All Asset Portfolio Subaccount to any other available Subaccount without incurring any transfer fees or other charges and without the transfer counting towards the transfer limitations described in your Contract Prospectus.

Please work with your financial professional to determine if your existing allocation instructions should be changed before or after the Transfer Date. You may submit a transfer request to us electronically by signing into your account at www.PacificLife.com, by telephone at (800) 748-6907, or by using any other means described in the Contract Prospectus. Please see ADDITIONAL INFORMATION – Inquiries and Submitting Forms and Requests in the Contract Prospectus for details.

Any references to the PIMCO All Asset All Authority Portfolio are deleted from the Contract Prospectus after the Transfer Date.

Form No. NYSUP0420